Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Form N-CSR of Summit Mutual Funds, Inc. (the "Company"), as filed with the Securities and Exchange Commission (the "Report"), I, Barbara J. Krumsiek, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 28, 2009	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Chairman -- Principal Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Summit Mutual Funds, Inc. and will be retained by Summit Mutual Funds, Inc. and furnished to the SEC or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.

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Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Form N-CSR of Summit Mutual Funds, Inc. (the "Company"), as filed with the Securities and Exchange Commission (the "Report"), I, Ronald M. Wolfsheimer, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 28, 2009	/s/ Ronald M. Wolfsheimer Ronald M. Wolfsheimer Treasurer -- Principal Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Summit Mutual Funds, Inc. and will be retained by Summit Mutual Funds, Inc. and furnished to the SEC or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.